Securities, 424I - Securities, 424I: 1	Mar. 25, 2025 USD ($)
Securities, 424I Table
Security Class Title	Grayscale Ethereum Trust ETF Shares
Aggregate Sales Price	$ 14,741,661.02
Aggregate Redeemed or Repurchased, FY	3,649,315,923.49
Aggregate Redeemed or Repurchased, Prior FY	0
Redemption Credits	(3,634,574,262.47)
Net Sales	$ 0
Fee Rate	0.01531%
Amount of Registration Fee	$ 0